UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2022

INTERNATIONAL ISOTOPES INC.

(Exact Name of Registrant as Specified in Its Charter)

Texas	0-22923	74-2763837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4137 Commerce Circle Idaho Falls, Idaho	83401
(Address of Principal Executive Offices)	(Zip Code)

208-524-5300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 12, 2022, International Isotopes Inc (the “Company”) held the 2022 Annual Meeting of Shareholders (the “Annual Meeting”) at the Company’s headquarters in Idaho Falls, Idaho. At the Annual Meeting, there were 263,763,765 shares of the Company’s common stock represented to vote either in person or by proxy, or approximately 52% of the outstanding shares of common stock, which represented a quorum. The final results of voting for each matter submitted to a vote of the shareholders at the Annual Meeting are as follows:

1.	Steve T. Laflin, Christopher Grosso, and Robert Atcher were elected as directors of the Company, each to serve a one-year term and until his respective successor has been duly elected and qualified. The voting for each director was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Steve T. Laflin	212,100,323	907,889	50,755,553
Christopher Grosso	212,432,355	575,857	50,755,553
Robert Atcher	212,338,187	670,025	50,755,553

2.	Haynie & Company was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
263,109,146	109,136	545,483	—

3.	The proposal regarding the advisory vote to approve the compensation of the Company’s named executive officers was approved based on the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
209,563,085	2,639,489	805,638	50,755,553

4.	The proposal regarding the approval of an amendment to our Restated Certificate of Formation, as amended, to effect a reverse stock split of the outstanding shares of the Company’s common stock by a ratio of not less than 1-for-20 and not more than 1-for-150 at any time, with the exact ratio to be set at a whole number within this range by the Board of Directors in its sole discretion, was approved based on the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
256,514,712	6,416,675	832,378	—

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL ISOTOPES INC.

Date: July 19, 2022	By:	/s/ Steve T. Laflin
Steve Laflin President and Chief Executive Officer

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